                                                                    Exhibit 21.1

Tiffany & Co.
and Subsidaries
March 25, 1996

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                                              ---------------------------
                                                     TIFFANY & CO.
                                                        Delaware
                                                    August 16, 1984

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               ---------------------------                                    ---------------------------
                    TIFFANY AND COMPANY                                              TIFFANY & CO.
                                                                                     INTERNATIONAL
                         New York                                                      Delaware
                       May 30, 1868                                                October 11, 1984

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
   Domestic Subsidiaries        International Subsidiaries       Domestic Subsidiaries       International Subsidiaries

- ---------------------------    ---------------------------    ---------------------------    ---------------------------
      TIFFANY & CO.                   TIFFANY & CO.                  TIFFANY & CO.                  TIFFANY & CO.
        ICT, INC.                 (NEW YORK) PTY. LTD.                JAPAN INC.                 OF NEW YORK LIMITED

         Delaware                      Australia                       Delaware                       Hong Kong
       July 1, 1992                 October 26, 1986                June 11, 1992                  March 18, 1988

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- ---------------------------    ---------------------------                                   ---------------------------
HOWARD H. SWEET & SON, INC.      SOCIETE FRANCAISE POUR LE                                         TIFFANY-FARAONE
 (Formerly Tiffco Jewelry           DEVELOPPEMENT DE LA                                                S.p.A.
  and Chain Crafts, Inc.)            PORCELAINE D'ART
         Delaware                        France                                                        Italy
     November 22, 1989               December 31, 1991                                             October 4, 1985

- ---------------------------    ---------------------------                                   ---------------------------

- ---------------------------    ---------------------------                                   ---------------------------
   JUDEL PRODUCTS CORP.               TIFFANY & CO.                                                 TIFFANY & CO.
   (Formerly Glassware            (Unlimited Liability)                                         OVERSEAS FINANCE B.V.
    Acquisition Inc.)
      West Virginia                  United Kingdom                                                 Netherlands
    September 16, 1992               March 7, 1986                                               September 27, 1991

- ---------------------------    ---------------------------                                   ---------------------------

                               ---------------------------                                   ---------------------------
                                    TIFFANY & CO. K.K.                                              TIFFANY & CO.
                                 [Tiffany and Company 51%                                             PTE. LTD.
                                   Mitsukoshi, Ltd. 49%]
                                         Japan                                                       Singapore
                                     October 26, 1993                                            September 1, 1989

                               ---------------------------                                   ---------------------------

                                                                                             ---------------------------
                                                                                                   TIFFANY & CO.
                                                                                                       A.G.

                                                                                              Switzerland-Canton Zurich
                                                                                                  December 7, 1972

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                                                                                             ---------------------------
                                                                                                    TIFFANY & CO.
                                                                                                  WATCH CENTER S.A.

                                                                                               Switzerland-Canton Vaud
                                                                                                  October 11, 1995

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